BBH TRUST
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BBH Global Core Select
class n shares (“BBGNX”)
retail Class shares (“BBGRX”)
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SUPPLEMENT DATED OCTOBER 30, 2015
TO THE PROSPECTUSES DATED MARCH 2, 2015

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the BBH Global Core Select Class N Prospectus and the BBH Global Core Select Retail Class Prospectus (together, the “Prospectuses”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectuses.
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Effective November 1, 2015, the Fund will waive the investment minimums for all BBH Partners, Employees, Fund Trustees, and their respective family members, who wish to invest in BBH Global Core Select Class N Shares.

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Effective November 1, 2015, the first paragraph of the Investment Advisory and Administrative Fee disclosure contained within the Management of the Fund section of the prospectus, located at page 20 of the Class N prospectus and page 21 of the Retail Class prospectus, is deleted and replaced with the following:

Investment Advisory and Administrative Fee

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.95% for the first $3 billion and 0.90% for amounts over $3 billion of the average daily net assets of the Fund. This fee compensates BBH&Co. for its services and its expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE